Exhibit 10.13

FIRST AMENDMENT TO

RAIN THERAPEUTICS INC. 2021

EQUITY INCENTIVE PLAN

WHEREAS, Rain Oncology Inc. (f/k/a Rain Therapeutics Inc.), a Delaware corporation  (the “Company”) maintains the Rain Therapeutics Inc. 2021 Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 20 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan;

WHEREAS, pursuant to a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, the Company changed its name from “Rain Therapeutics Inc.” to “Rain Oncology Inc.” effective December 30, 2022; and

WHEREAS, the Board desires to amend the Plan to incorporate the Company’s name change.

NOW, THEREFORE, pursuant to its authority under Section 20 of the Plan, the Board hereby amends the Plan as follows, effective as of December 30, 2022 (the “Amendment Effective Date”):

1.	The Plan shall hereby be referred to as the “Rain Oncology Inc. 2021 Equity Incentive Plan.”

2.	Section 2(l) of the Plan is hereby amended and restated in its entirety to read as follows:

“(l) “Company” means Rain Oncology Inc., a Delaware corporation, and except as utilized in the definition of Change in Control, any successor corporation.”

3.	All references in the Plan and in any Award Agreements (as defined in the Plan) to “Rain Therapeutics Inc.” shall instead refer to “Rain Oncology Inc.”

4.	This First Amendment shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

5.

All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Plan as of the Amendment Effective Date.

RAIN ONCOLOGY INC.

By: /s/ Avanish Vellanki

Name: Avanish Vellanki

Title: Chief Executive Officer